UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 25, 2025

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	001-13227		01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

Two Elm Street	Camden	Maine	04843
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2025, the Board of Directors of Camden National Corporation (the “Company”) increased the size of the Company’s Board of Directors (the “Board”) to 12 members and elected Ms. Raina Maxwell to fill the vacancy created upon the increase in the size of the Board, in each case, effective February 25, 2025. Ms. Maxwell will stand for reelection at the Company’s 2025 Annual Meeting of Shareholders. Ms. Maxwell was also elected by the Board of Directors of the Company’s subsidiary, Camden National Bank (the “Bank”), to serve on the Bank’s Board of Directors, and will serve on the Credit Committee of the Bank’s Board of Directors.

In connection with her service as a director, Ms. Maxwell will receive the Company’s standard non-employee director cash compensation. Specifically, Ms. Maxwell will receive a prorated portion of the annual cash retainer for her service on the Board equal to $41,250 and an additional prorated portion of the annual cash retainer for being a member of the Bank's Credit Committee equal to $2,292. Ms. Maxwell will also receive a prorated portion of the 2024 annual independent director equity award grant equaling $11,667.

Ms. Maxwell has no family relationship with any director or executive officer of the Company and there are no understandings or arrangements between Ms. Maxwell and any other person pursuant to which Ms. Maxwell was selected as a director of the Company. Ms. Maxwell has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Please refer to exhibit 99.1 filed with this report for the Company’s press release announcing the appointment of Ms. Maxwell as a director of the Company and the Bank.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press Release Dated, February 26, 2025, Announcing the Appointment of Ms. Maxwell to the Board
101	Cover Page Interactive Data - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - Included in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2025

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ MICHAEL R. ARCHER
Michael R. Archer Chief Financial Officer and Principal Financial & Accounting Officer